SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 7, 2008 (May 4, 2007)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	0-21021 (Commission File Number)	04-3308902 (IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts (address of principal executive offices)		01852 (Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Compensatory Arrangements of Certain Officers

On May 10, 2007, Enterprise Bancorp, Inc. (the “Company”) filed a current report on Form 8-K reporting that the Company had adopted an Employee Incentive Compensation Plan (the “Plan”) for the employees of its wholly owned subsidiary, Enterprise Bank and Trust Company, and had formally extended the Plan to those officers listed in the summary compensation table included in the Company’s 2007 proxy statement (the “Named Executive Officers”) on May 4, 2007.

A redacted copy of the Plan, which excluded certain appendices and other information contained in the Plan, was included as Exhibit 10.48 to the Form 8-K as initially filed.  A complete copy of the Plan, together with certain additional information pertaining to potential bonus payments to the Named Executive Officers under the Plan, is included with this report in place of the redacted copy previously filed.

Item 9.01.              Financial Statements and Exhibits

(c)	The following exhibits are included with this report:

	Exhibit 10.48.1	Enterprise Bank Employee Incentive Compensation Plan

	Exhibit 10.48.2	Information pertaining to potential bonus payments to the Named Executive Officers under the Plan (supersedes Enterprise Bancorp, Inc. 2006 Executive Officer Supplemental Bonus Plan)

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: August 7, 2008	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer
and Chief Financial Officer